SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          May 30, 2003 (May 29, 2003)
               Date of Report (Date of Earliest Event Reported)


                           ANTHRACITE CAPITAL, INC.
              (Exact name of Registrant as Specified in Charter)


       Maryland                         001-13937             13-397-8906
------------------------------     -------------------    ------------------
(State or Other Jurisdiction           (Commission         (IRS Employer
of Incorporation)                      File Number)        Identification No.)


   40 East 52nd Street, New York, NY                           10022
-----------------------------------------                 -----------------
(Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code: (212) 409-3333


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         On May 23, 2003, Anthracite Capital, Inc. (the "Company") filed a Prospectus Supplement, dated May 21, 2003, to the Prospectus dated April 29, 2002, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-69848) (as amended by post-effective amendment No. 1 thereto, the "Registration Statement"), relating to the offering of up to 2,300,000 shares of the Company's 9.375% Series C Cumulative Redeemable Preferred Stock, par value $0.001 per share (the "Preferred Stock"). On May 21, 2003, the Company entered into an Underwriting Agreement with BlackRock Financial Management, Inc. and Bear, Stearns & Co. Inc., Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc. and Jefferies & Company, Inc., relating to the offering and sale by the Company of the Preferred Stock under the Registration Statement. In connection with this offering, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements related to the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

      Exhibit
      No.        Description
      --------   -----------

      1.1 Underwriting Agreement, dated May 21, 2003, among Anthracite Capital, Inc., BlackRock Financial Management, Inc. and Bear, Stearns & Co. Inc., Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc. and Jefferies & Company, Inc.

      3.1        Articles Supplementary Relating to the Series C Preferred
                 Stock.

      4.1 Form of 9.375% Series C Cumulative Redeemable Preferred Stock Certificate.

      5.1 Opinion of Miles & Stockbridge P.C. regarding the legality of the Preferred Stock.



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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANTHRACITE CAPITAL, INC.


                                       By:  /s/ Robert L. Friedberg
                                           -----------------------------
                                           Name:   Robert L. Friedberg
                                           Title:  Vice President and Secretary

                                                           Dated: May 30, 2003


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                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
                   Report Dated May 30, 2003 (May 29, 2003)



                                 EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

1.1 Underwriting Agreement, dated May 21, 2003, among Anthracite Capital, Inc., BlackRock Financial Management, Inc. and Bear, Stearns & Co. Inc., Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc. and Jefferies & Company, Inc.

3.1             Articles Supplementary Relating to the Series C Preferred
                Stock.

4.1             Form of 9.375% Series C Cumulative Redeemable Preferred Stock
                Certificate.

5.1 Opinion of Miles & Stockbridge P.C. regarding the legality of the Preferred Stock.